                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4
            GROWTH OF A $10,000 INVESTMENT       6

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       7
             TWELVE-MONTH DIVIDEND HISTORY       7
                          TOP FIVE SECTORS       7
          Q&A WITH YOUR PORTFOLIO MANAGERS       8
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      23
            REPORT OF INDEPENDENT AUDITORS      30

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      31
     FUND OFFICERS AND IMPORTANT ADDRESSES      32

It is times like these when money- management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
September 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience.
Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG R F POWERS, III]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED STRONG, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN HAD BEGUN. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 5.3 PERCENT ANNUALIZED RATE FOR THE SECOND QUARTER OF 2000. WHILE THIS FIGURE REPRESENTS A MODEST INCREASE FROM THE PREVIOUS QUARTER, IT SUGGESTS THAT GROWTH MIGHT BE SETTLING INTO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
TOWARD THE END OF THE REPORTING PERIOD, INFLATION FEARS BEGAN TO SUBSIDE DUE TO A SLOWDOWN IN CONSUMER SPENDING AND A SLACKENING OF THE LABOR MARKET. RISING INTEREST RATES FINALLY BEGAN TO TEMPER RETAIL SALES, WHICH IN AUGUST POSTED THE WEAKEST MONTHLY GROWTH SINCE SPRING. ALTHOUGH THE TREND HAS BEEN DOWNWARD THIS YEAR, CONSUMER SPENDING REMAINS SOUND.

THE JOBLESS RATE CONTINUED TO BE LOW BY HISTORICAL STANDARDS, BUT A RECENT LEVELING-OFF OF PAYROLL FIGURES AND A SLIGHT RISE IN AUGUST UNEMPLOYMENT SUGGEST THE LABOR MARKET IS EASING. WHILE EMPLOYER COSTS SUCH AS WAGES AND BENEFITS HAVE BEEN ON THE RISE OVER THE PAST YEAR, THE LATEST SHIFT IN THE LABOR MARKET HAS STARTED TO REVERSE THIS TREND--THE EMPLOYMENT COST INDEX SHOWED A MARKED DECELERATION BETWEEN THE FIRST AND SECOND QUARTERS OF 2000.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE REPORTING PERIOD IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE A MODERATE 3.2 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINED UNDER CONTROL.

GIVEN THE STRONG YET SUSTAINABLE PACE OF ECONOMIC GROWTH AND THE FAVORABLE INFLATIONARY ENVIRONMENT, THE FED MAY HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP TO STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1998--June 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 98                                                                            2.1
Sep 98                                                                            3.8
Dec 98                                                                            5.9
Mar 99                                                                            3.5
Jun 99                                                                            2.5
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.3

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(August 31, 1998--August 31, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Aug 98                                                                      5.50                               1.60
                                                                            5.25                               1.50
                                                                            5.00                               1.50
Nov 98                                                                      4.75                               1.50
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Feb 99                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               2.30
May 99                                                                      4.75                               2.10
                                                                            5.00                               2.00
                                                                            5.00                               2.10
Aug 99                                                                      5.25                               2.30
                                                                            5.25                               2.60
                                                                            5.25                               2.60
Nov 99                                                                      5.50                               2.60
                                                                            5.50                               2.70
                                                                            5.50                               2.70
Feb 00                                                                      5.75                               3.20
                                                                            6.00                               3.70
                                                                            6.00                               3.00
May 00                                                                      6.50                               3.10
                                                                            6.50                               3.70
                                                                            6.50                               3.60
Aug 00                                                                      6.50                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of August 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    5.01%      4.34%      4.34%
-------------------------------------------------------------------------
One-year total return(2)                 -0.04%      0.40%      3.36%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.28%      4.27%      4.53%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 7.10%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.86%   5.25%(3)      4.19%
-------------------------------------------------------------------------
Commencement date                      09/23/71   09/28/92   08/30/93
-------------------------------------------------------------------------
Distribution rate(4)                      6.13%      5.64%      5.64%
-------------------------------------------------------------------------
SEC Yield(5)                              6.69%      6.24%      6.24%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(3) The total return reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended August 31, 2000.

    An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions.

    Investing in high-yield, lower rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

    Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(August 31, 1990--August 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                 LEHMAN BROTHERS          LIPPER CORPORATE BBB
                                                   CORPORATE BOND FUND        CORPORATE BOND INDEX             RATED INDEX
                                                   -------------------        --------------------        --------------------
8/90                                                       9520                       10000                       10000
                                                           9535                       10046                       10032
                                                           9936                       10444                       10449
                                                          10274                       10890                       10789
                                                          10489                       11107                       10972
                                                          11038                       11759                       11606
12/91                                                     11599                       12379                       12250
                                                          11574                       12288                       12128
                                                          12019                       12822                       12621
                                                          12595                       13428                       13245
12/92                                                     12584                       13454                       13244
                                                          13188                       14133                       13938
                                                          13617                       14606                       14392
                                                          14185                       15113                       14908
12/93                                                     14054                       15091                       14939
                                                          13694                       14559                       14443
                                                          13373                       14330                       14173
                                                          13432                       14435                       14273
12/94                                                     13453                       14499                       14260
                                                          14134                       15357                       14938
                                                          15173                       16499                       15982
                                                          15571                       16888                       16369
12/95                                                     16312                       17722                       17137
                                                          15786                       17265                       16787
                                                          15858                       17342                       16860
                                                          16120                       17688                       17231
12/96                                                     16746                       18304                       17864
                                                          16625                       18119                       17744
                                                          17351                       18867                       18484
                                                          18088                       19605                       19202
12/97                                                     18530                       20177                       19701
                                                          18875                       20486                       20046
                                                          19301                       21015                       20453
                                                          19508                       21778                       20707
12/98                                                     19875                       21910                       20881
                                                          19590                       21755                       20837
                                                          19127                       21414                       20595
                                                          19176                       21477                       20590
12/99                                                     19215                       21485                       20647
                                                          19436                       21793                       21032
                                                          19481                       22061                       21141
8/00                                                      19940                       22618                       21619

This chart compares your fund's performance to that of the Lehman Brothers Corporate Bond Index and the Lipper Corporate BBB-Rated Index over time.

These indexes are unmanaged broad-based, statistical composites that do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of these indexes. The historical performance of the indexes is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares).

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of August 31, 2000
- AAA/Aaa............   3.5%   [PIE CHART]
- AA/Aa..............   5.2%
- A/A................  21.4%
- BBB/Baa............  60.1%
- BB/Ba..............   9.6%
- B/B................   0.2%
As of August 31, 1999
- AAA/Aaa............   5.2%   [PIE CHART]
- AA/Aa..............   4.3%
- A/A................  24.9%
- BBB/Baa............  50.1%
- BB/Ba..............  14.3%
- B/B................   0.4%
- Non-Rated..........   0.8%

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended August 31, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
9/99                                                                            0.0345
10/99                                                                           0.0345
11/99                                                                           0.0345
12/99                                                                           0.0345
1/00                                                                            0.0345
2/00                                                                            0.0345
3/00                                                                            0.0345
4/00                                                                            0.0345
5/00                                                                            0.0345
6/00                                                                            0.0345
7/00                                                                            0.0345
8/00                                                                            0.0345

The dividend history represents past performance of the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                      AUGUST 31, 2000                    AUGUST 31, 1999
                                                                      ---------------                    ---------------
Finance                                                                     18.0                               15.4
Consumer Services                                                           16.1                               17.1
Energy                                                                      11.6                               10.7
Utilities                                                                   11.1                               14.7
Raw Materials/Processing Industries                                          9.5                                8.7

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS
WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN CORPORATE
BOND FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED AUGUST 31, 2000. THE TEAM IS LED BY KELLY GILBERT, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE JUNE 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1995. THE FOLLOWING DISCUSSION REFLECTS HER VIEWS ON THE FUND'S PERFORMANCE.

Q WHAT WERE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   Yield spreads between Treasuries
and other types of bonds (such as corporate, high-yield, and mortgage-backed securities) narrowed during the first few months of the reporting period, which had a positive effect on the corporate bond market. However, continued interest-rate increases by the Federal Reserve Board--mixed with volatility and weakness in the stock market, the potential effects of the year 2000 computer problem (Y2K), and the slowing demand for corporate bonds--contributed to a widening of yield spreads at year-end 1999.

    The new year saw a spike in corporate bond issuance, but these new bonds were met by relatively cool demand from risk-averse investors. In August, the anticipated increase in new issuance in the telecommunications sector contributed to the continued widening of yield spreads between Treasuries and corporate bonds, indicating that corporate bonds underperformed during this time.

    For the 12-month period ended August 31, 2000, the fund returned 5.01 percent (Class A shares at net asset value; if the maximum sales charge of 4.75 percent were included, the return would have been lower). By comparison, the Lehman Brothers Corporate Bond Index and the Lehman Brothers BBB Corporate Bond Index produced total returns of 6.46 percent and 6.10 percent, respectively. These broad-based, unmanaged indexes reflect the performance of all publicly issued, fixed-rate, non-convertible investment-grade corporate debt but do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower their performance. It is not possible to invest directly in an index. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures cited above. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   HOW DID YOU MANAGE THE FUND
    IN LIGHT OF THESE CONDITIONS?

A   We sought to maintain the
portfolio's diversification among sectors and securities, which helped to reduce the fund's risk in an uncertain environment. To accomplish this, we continued to concentrate the fund's holdings in industrials (which includes health-care, media and telecommunications, and consumer cyclical securities), finance, utilities, and Yankee bonds--which are U.S. dollar-denominated bonds issued in the United States by foreign governments, banks, and corporations.

    Among these areas, we generally maintained the fund's exposure to the industrial sector, while significantly weighting our energy holdings. This area outperformed during the period and contributed positively to the fund's return. At the same time, we sold several of the fund's industrial securities that had the potential for earnings disappointments, such as K-mart, Southern Energy, Manor Care, Royal Caribbean, Owens Illinois, and Federal Mogul.

    We also looked for opportunities to increase the fund's Yankee bond exposure, which had previously been minimal. As a result, we added two Yankee bank bonds to the portfolio--Malaysia and National Australia Bank--which performed favorably during the period. For a portion of the reporting period, the portfolio also held Abbey National, a U.K. bank, which boosted the fund's exposure to the finance sector. While finance enjoyed relatively strong performance in the first half of the period, the fund's exposure to Conseco, a U.S. financial services company, hurt its performance in the second half.

Q   WHAT WAS THE STRUCTURE OF THE
    FUND'S PORTFOLIO AT THE END OF THE REPORTING PERIOD?

A   The fund's credit-quality allocation
continued to be weighted in medium-quality securities, which are defined as A and BBB rated securities. At the end of the reporting period, approximately 30 percent of the fund's long-term investments were allocated to securities rated A and higher, and approximately 60 percent of its long-term investments were BBB rated securities. The remaining 10 percent was allocated to securities rated BB and lower.

    The first five months of the reporting period were very difficult for BBB rated securities, and this challenged the fund's return. Throughout the remainder of the reporting year, however, BBB rated securities intermittently outperformed A rated securities.

    We also continued to manage the fund's duration during the period. Duration, which is expressed in years, is a measurement of a bond's sensitivity to changes in interest rates. For most of the period, the fund's duration was equivalent to or slightly longer than that of its benchmark, the Lehman Brothers BBB Corporate Bond Index. Because interest rates rose during this time, the long duration negatively effected the fund's return. At the end of the period, the fund's duration was 5.72 years, which is slightly shorter than the benchmark duration of 5.74 years.

For additional fund portfolio highlights, please refer to page 7.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET AND THE FUND OVER THE COMING MONTHS?

A   As we manage the fund going
forward, we'll continue to focus on bonds with higher credit-quality, as well as in-depth research and assessment of corporate bonds. Based upon where corporate bonds have traded historically, we believe the corporate bond market appears attractively priced, and we will strive to look for securities that have the potential to add relative value and perform well in a variety of market conditions. Above all, we will continue to seek to achieve the fund's objective of current income and preservation of capital.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: Mutual fund shares are generally divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e., a 5-year duration means the bond will fall about 5 percent in value if interest-rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages. These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YANKEE BONDS: U.S. dollar-denominated bonds issued in the United States by foreign governments, banks, and corporations.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities, or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

August 31, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          CORPORATE BONDS  91.2%
          CONSUMER DISTRIBUTION  0.8%
$2,000    Nabisco, Inc. ............................. 7.550%   06/15/15   $  1,867,160
                                                                          ------------

          CONSUMER DURABLES  2.4%
   750    Brunswick Corp. ........................... 7.125    08/01/27        666,016
 2,000    DaimlerChrysler NA Holding................. 7.750    05/27/03      2,024,682
 2,000    DaimlerChrysler NA Holding................. 8.000    06/15/10      2,053,614
 1,000    Ford Motor Co. ............................ 7.450    07/16/31        918,430
                                                                          ------------
                                                                             5,662,742
                                                                          ------------
          CONSUMER NON-DURABLES  1.4%
 2,500    Pepsi Bottling Group, Inc. ................ 7.000    03/01/29      2,280,848
 1,000    Westpoint Stevens, Inc., 144A-Private
          Placement (a).............................. 7.875    06/15/05        900,000
                                                                          ------------
                                                                             3,180,848
                                                                          ------------
          CONSUMER SERVICES  15.8%
   500    Charter Communications Holdings,
          144A-Private Placement (a)................. 8.250    04/01/07        462,500
 2,500    Clear Channel Communications, Inc. ........ 7.250    10/15/27      2,279,332
 1,000    Comcast Cable Communications............... 8.125    05/01/04      1,022,539
 3,000    Cox Communications, Inc. .................. 6.875    06/15/05      2,937,333
 1,250    CSC Holdings, Inc. ........................ 7.875    12/15/07      1,225,000
 2,500    CSC Holdings, Inc. ........................ 7.875    02/15/18      2,375,000
 1,250    Harcourt General, Inc. .................... 8.875    06/01/22      1,272,067
 1,000    Harcourt General, Inc. .................... 7.200    08/01/27        830,646
 2,000    ITT Corp. ................................. 6.750    11/15/05      1,870,000
 2,000    Liberty Media Corp. ....................... 8.500    07/15/29      1,944,348
 1,250    Liberty Property LP........................ 8.500    08/01/10      1,258,113
 6,000    News America Holdings, Inc. ............... 8.875    04/26/23      6,339,414
 1,500    Societe Generale Real Estate Co. LLC Ser A,
          144A-Private Placement (a)................. 7.640    12/29/49      1,398,063
 1,500    Stewart Enterprises, Inc. ................. 6.400    05/01/13        992,580
 2,000    TCI Communications, Inc. .................. 9.250    01/15/23      2,126,034
 1,900    Time Warner Entertainment Co. ............. 8.375    07/15/33      1,970,653

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          CONSUMER SERVICES (CONTINUED)
$1,000    Time Warner, Inc. ......................... 7.975%   08/15/04   $  1,026,257
 3,000    Viacom, Inc. .............................. 7.750    06/01/05      3,062,436
   500    Viacom, Inc. .............................. 7.875    07/30/30        505,643
 2,000    Walt Disney Co. ........................... 7.300    02/08/05      2,026,934
                                                                          ------------
                                                                            36,924,892
                                                                          ------------
          ENERGY  11.4%
 2,500    Ashland, Inc. ............................. 6.860    05/01/09      2,314,120
 3,300    Ashland Oil, Inc. ......................... 8.800    11/15/12      3,451,120
   750    Barrett Resources Corp. ................... 7.550    02/01/07        716,250
 2,000    Conoco, Inc. .............................. 6.950    04/15/29      1,847,568
 2,550    PDV America, Inc. ......................... 7.875    08/01/03      2,433,067
 1,350    Petroleum Geo-Services ASA (Norway)........ 7.125    03/30/28      1,161,721
 1,500    Petroliam Nasional Berhad, 144A-Private
          Placement (Malaysia) (a)................... 7.625    10/15/26      1,352,888
 5,000    Phillips Petroleum Co. .................... 8.860    05/15/22      5,108,350
 1,000    R & B Falcon Corp. ........................ 6.500    04/15/03        955,000
 2,000    Southern Union Co. ........................ 8.250    11/15/29      1,995,620
 4,000    Union Oil Co. ............................. 9.125    02/15/06      4,257,324
 1,000    Valero Energy Corp. ....................... 8.750    06/15/30      1,044,525
                                                                          ------------
                                                                            26,637,553
                                                                          ------------
          FINANCE  17.6%
 2,750    Abbey National PLC (United Kingdom)........ 7.350    10/29/49      2,644,551
 3,500    American Re Corp., Ser. B.................. 7.450    12/15/26      3,399,445
 2,000    Avalonbay Communities...................... 7.500    08/01/09      1,942,776
   500    Banco Santiago (Chile)..................... 7.000    07/18/07        455,468
   500    Capital One Bank........................... 8.250    06/15/05        502,587
 2,000    Conseco, Inc. ............................. 8.500    10/15/02      1,290,000
 1,500    Ford Motor Credit Co. ..................... 7.375    10/28/09      1,475,730
 2,000    General Motors Acceptance Corp. ........... 7.480    02/28/03      2,015,460
 1,500    Household Finance Corp. ................... 8.375    11/15/01      1,520,249
 2,500    International Lease Finance Corp. ......... 8.375    12/15/04      2,596,100
 1,875    Korea Development Bank (Korea)............. 6.500    11/15/02      1,833,435
 4,000    Lehman Brothers Holdings, Inc. ............ 8.500    05/01/07      4,160,664
 1,000    National Australia Bank Ltd. (Australia)... 8.600    05/19/10      1,065,368
 2,000    Nordbanken AB, 144A-Private Placement
          (Sweden) (a)............................... 7.250    11/12/09      1,978,292
 2,000    Paine Webber Group, Inc. .................. 6.375    05/15/04      1,940,794
 1,000    PNC Funding Corp. ......................... 6.875    07/15/07        967,617

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          FINANCE (CONTINUED)
$2,739    PNPP II Funding Corp. ..................... 8.510%   11/30/06   $  2,755,633
 4,500    Ryder Systems, Inc. ....................... 9.250    05/15/01      4,529,308
 2,500    Suntrust Bank Atlanta...................... 7.250    09/15/06      2,481,062
 1,890    Washington Mutual Capital I................ 8.375    06/01/27      1,737,989
                                                                          ------------
                                                                            41,292,528
                                                                          ------------
          HEALTHCARE  0.4%
 1,000    Columbia HCA Healthcare Corp. ............. 6.910    06/15/05        936,947
                                                                          ------------

          HOTEL & LODGING  1.1%
 2,500    Park Place Entertainment Corp. ............ 7.950    08/01/03      2,491,603

          OIL & GAS  1.5%
 2,500    Coastal Corp. ............................. 7.500    08/15/06      2,505,742
 1,000    Transcontinental Gas Pipeline Corp. ....... 7.250    12/01/26        921,496
                                                                          ------------
                                                                             3,427,238
                                                                          ------------
          PRODUCER MANUFACTURING  4.3%
 1,000    Cemex SA de C.V., 144A-Private Placement
          (Mexico) (a)............................... 8.625    07/18/03      1,012,500
 1,000    Dow Chemical Co. .......................... 7.375    11/01/29        980,377
 2,500    Enron Corp. ............................... 7.125    05/15/07      2,476,073
 1,000    Lockheed Martin Corp. ..................... 8.500    12/01/29      1,041,856
 2,000    Rohm & Haas Co. ........................... 7.850    07/15/29      2,024,142
 1,000    USX Corp. ................................. 6.650    02/01/06        962,829
 1,750    Waste Management, Inc. .................... 7.000    10/01/04      1,661,847
                                                                          ------------
                                                                            10,159,624
                                                                          ------------
          RAW MATERIALS/PROCESSING INDUSTRIES  9.3%
 2,000    Abitibi-Consolidated, Inc. (Canada)........ 8.300    08/01/05      2,033,938
 1,000    Carter Holt Harvey Ltd. (New Zealand)...... 8.375    04/15/15      1,001,357
 4,000    Crown Cork & Seal, Inc. ................... 8.000    04/15/23      3,228,172
 4,000    Federal Paper Board, Inc. ................. 8.875    07/01/12      4,247,736
 2,500    Georgia Pacific Corp. ..................... 9.950    06/15/02      2,591,610
 1,750    Idex Corp. ................................ 6.875    02/15/08      1,612,194
 4,000    IMC Global, Inc. .......................... 6.875    07/15/07      3,735,092
 1,000    IMC Global, Inc. .......................... 7.300    01/15/28        866,126
   450    Sequa Corp. ............................... 9.000    08/01/09        451,125
 2,000    Tosco Corp. ............................... 8.250    05/15/03      2,048,292
                                                                          ------------
                                                                            21,815,642
                                                                          ------------
          RETAIL  1.3%
 3,000    Fred Meyer, Inc. .......................... 7.375    03/01/05      2,953,455
                                                                          ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                 COUPON   MATURITY      VALUE
          TELECOMMUNICATIONS  3.6%
$1,000    AT&T Canada, Inc. (Canada)................. 7.650%   09/15/06   $    995,758
 1,000    GTE Corp. ................................. 7.510    04/01/09        997,230
 2,000    Qwest Capital Funding, Inc., 144A-Private
          Placement (a).............................. 7.900    08/15/10      1,997,248
   500    Shaw Communications, Inc. ................. 8.250    04/11/10        513,010
 2,000    Sprint Corp. .............................. 8.125    07/15/02      2,041,836
 2,000    Vodafone Airtouch PLC, 144A-Private
          Placement (United Kingdom) (a)............. 7.750    02/15/10      2,010,912
                                                                          ------------
                                                                             8,555,994
                                                                          ------------
          TECHNOLOGY  1.3%
 3,000    Sun Microsystems, Inc. .................... 7.500    08/15/06      3,029,295
                                                                          ------------

          TRANSPORTATION  8.1%
 3,000    AMR Corp. ................................. 9.500    05/15/01      3,020,190
 1,500    Canadian National Railway Co. (Canada)..... 7.625    05/15/23      1,451,160
 3,000    CSX Corp. ................................. 8.625    05/15/22      3,113,673
 2,000    Delta Airlines, Inc. ...................... 9.750    05/15/21      2,124,918
 4,000    Union Pacific Corp. ....................... 8.350    05/01/25      3,914,528
 5,000    United Airlines, Inc., Ser. 91A2........... 10.020   03/22/14      5,473,875
                                                                          ------------
                                                                            19,098,344
                                                                          ------------
          UTILITIES  10.9%
 1,000    360 Communications Co. .................... 7.125    03/01/03      1,000,669
 1,000    AES Corp. ................................. 9.500    06/01/09      1,020,000
 2,000    Arizona Public Service Co. ................ 9.500    04/15/21      2,087,440
 1,000    Arizona Public Service Co. ................ 8.750    01/15/24      1,032,080
 1,000    Calpine Corp. ............................. 8.625    08/15/10      1,010,000
 2,000    Cleveland Electric Illuminating Co. ....... 7.625    08/01/02      2,008,306
 2,000    CMS Energy Corp., Ser. B................... 6.750    01/15/04      1,875,000
 1,000    Gulf States Utilities Co. ................. 8.940    01/01/22      1,004,297
 1,500    Israel Electric Corp., Ltd. (Israel)....... 8.250    10/15/09      1,518,223
 2,750    MCI Worldcom, Inc. ........................ 6.950    08/15/28      2,454,842
 1,250    Niagara Mohawk Power Corp. ................ 7.375    08/01/03      1,254,519
 2,457    Niagara Mohawk Power Corp. ................ 7.625    10/01/05      2,457,318
 2,000    Southern Energy, Inc., 144A-Private
          Placement (a).............................. 7.900    07/15/09      1,874,458

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2000

PAR
AMOUNT                                                                      MARKET
(000)     DESCRIPTION                                COUPON   MATURITY      VALUE
          UTILITIES (CONTINUED)
$ 750     Telefonica De Argentina SA, 144A-Private
          Placement (Argentina) (a)................. 9.875%   07/01/02   $    771,563
  500     UtiliCorp United, Inc. ................... 6.700    10/15/06        495,399
2,000     Western Resources, Inc. .................. 6.875    08/01/04      1,811,180
2,000     Yorkshire Power Finance Ltd., Ser. B
          (Cayman Islands).......................... 6.496    02/25/08      1,801,304
                                                                         ------------
                                                                           25,476,598
                                                                         ------------
TOTAL CORPORATE BONDS  91.2%..........................................    213,510,463
                                                                         ------------

          GOVERNMENT OBLIGATIONS  7.0%
1,000     Malaysia (Malaysia)....................... 8.750    06/01/09      1,062,026
2,000     Province of Saskatchewan (Canada)......... 8.000    07/15/04      2,073,400
2,500     Quebec Province (Canada).................. 8.800    04/15/03      2,601,425
  500     United Mexican States (Mexico)............ 8.500    02/01/06        503,125
2,000     United Mexican States (Mexico)............ 10.375   02/17/09      2,187,500
1,000     United States Treasury Notes.............. 6.750    05/15/05      1,030,940
2,250     United States Treasury Notes.............. 6.625    05/15/07      2,327,355
3,250     United States Treasury Notes.............. 6.500    02/15/10      3,392,610
1,100     United States Treasury Notes.............. 6.250    05/15/30      1,190,407
                                                                         ------------
TOTAL GOVERNMENT OBLIGATIONS..........................................     16,368,788
                                                                         ------------
TOTAL LONG-TERM INVESTMENTS  98.2%
  (Cost $233,531,148).................................................    229,879,251

REPURCHASE AGREEMENT  0.2%
BankAmerica Securities ($550,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 08/31/00 to be sold on
09/01/00 at $550,101) (Cost $550,000).................................        550,000
                                                                         ------------
TOTAL INVESTMENTS  98.4%
  (Cost $234,081,148).................................................    230,429,251

OTHER ASSETS IN EXCESS OF LIABILITIES 1.6%............................      3,789,427
                                                                         ------------

NET ASSETS 100.0%.....................................................   $234,218,678
                                                                         ============

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
August 31, 2000

ASSETS:
Total Investments (Cost $234,081,148).......................  $230,429,251
Receivables:
  Interest..................................................     4,473,421
  Investments Sold..........................................     2,133,023
  Fund Shares Sold..........................................       971,149
Other.......................................................        50,714
                                                              ------------
    Total Assets............................................   238,057,558
                                                              ------------
LIABILITIES:
Payables:
  Investment Purchased......................................     1,969,783
  Fund Shares Repurchased...................................       988,036
  Income Distributions......................................       274,142
  Distributor and Affiliates................................       158,722
  Investment Advisory Fee...................................        95,521
  Custodian Bank............................................        59,163
Trustees' Deferred Compensation and Retirement Plans........       176,786
Accrued Expenses............................................       116,727
                                                              ------------
    Total Liabilities.......................................     3,838,880
                                                              ------------
NET ASSETS..................................................  $234,218,678
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $244,527,062
Accumulated Undistributed Net Investment Income.............       341,101
Net Unrealized Depreciation.................................    (3,651,897)
Accumulated Net Realized Loss...............................    (6,997,588)
                                                              ------------
NET ASSETS..................................................  $234,218,678
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $167,710,575 and 26,067,479 shares of
    beneficial interest issued and outstanding).............  $       6.43
    Maximum sales charge (4.75%* of offering price).........          0.32
                                                              ------------
    Maximum offering price to public........................  $       6.75
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $54,482,988 and 8,488,480 shares of
    beneficial interest issued and outstanding).............  $       6.42
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $12,025,115 and 1,874,060 shares of
    beneficial interest issued and outstanding).............  $       6.42
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended August 31, 2000

INVESTMENT INCOME:
Interest....................................................  $18,353,055
Other.......................................................       84,776
                                                              -----------
    Total Income............................................   18,437,831
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,119,604
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $398,004, $536,089 and $132,535,
  respectively).............................................    1,066,628
Shareholder Services........................................      608,408
Trustees' Fees and Related Expenses.........................       57,197
Custody.....................................................       30,793
Legal.......................................................       12,761
Other.......................................................      288,045
                                                              -----------
    Total Expenses..........................................    3,183,436
    Less Credits Earned on Overnight Cash Balances..........        2,928
                                                              -----------
    Net Expenses............................................    3,180,508
                                                              -----------
NET INVESTMENT INCOME.......................................  $15,257,323
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(6,911,061)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (6,056,948)
  End of the Period.........................................   (3,651,897)
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,405,051
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(4,506,010)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $10,751,313
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended August 31, 2000 and 1999

                                                         YEAR ENDED         YEAR ENDED
                                                       AUGUST 31, 2000    AUGUST 31, 1999
                                                       ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................  $ 15,257,323       $ 15,746,682
Net Realized Gain/Loss................................    (6,911,061)           325,887
Net Unrealized Appreciation/Depreciation During the
  Period..............................................     2,405,051        (19,399,745)
                                                        ------------       ------------
Change in Net Assets from Operations..................    10,751,313         (3,327,176)
                                                        ------------       ------------

Distributions from Net Investment Income*.............   (14,419,559)       (15,746,682)
Distributions in Excess of Net Investment Income*.....           -0-           (288,603)
                                                        ------------       ------------
Total Distributions from and in Excess of Net
  Investment Income...................................   (14,419,559)       (16,035,285)
                                                        ------------       ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...    (3,668,246)       (19,362,461)
                                                        ------------       ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................    83,746,065         91,705,930
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................    10,767,529         11,420,680
Cost of Shares Repurchased............................   (97,862,510)       (92,118,867)
                                                        ------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....    (3,348,916)        11,007,743
                                                        ------------       ------------
TOTAL DECREASE IN NET ASSETS..........................    (7,017,162)        (8,354,718)
NET ASSETS:
Beginning of the Period...............................   241,235,840        249,590,558
                                                        ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $341,101 and $(496,663),
  respectively).......................................  $234,218,678       $241,235,840
                                                        ============       ============

* Distributions by Class
------------------------------------------------------

Distributions from and in Excess of
  Net Investment Income:
  Class A Shares......................................  $(10,641,125)      $(11,936,650)
  Class B Shares......................................    (3,030,816)        (3,314,387)
  Class C Shares......................................      (747,618)          (784,248)
                                                        ------------       ------------
                                                        $(14,419,559)      $(16,035,285)
                                                        ============       ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED AUGUST 31,
            CLASS A SHARES               -----------------------------------------------
                                         2000(A)     1999      1998      1997      1996
                                         -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................  $ 6.53     $ 7.03    $ 6.97    $ 6.65    $ 6.94
                                         ------     ------    ------    ------    ------
  Net Investment Income................     .43        .43       .45       .49       .48
  Net Realized and Unrealized
    Gain/Loss..........................    (.12)      (.49)      .09       .31      (.29)
                                         ------     ------    ------    ------    ------
Total from Investment Operations.......     .31       (.06)      .54       .80       .19
Less Distributions from and in Excess
  of Net Investment Income.............     .41        .44       .48       .48       .48
                                         ------     ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD.....  $ 6.43     $ 6.53    $ 7.03    $ 6.97    $ 6.65
                                         ======     ======    ======    ======    ======

Total Return (b).......................   5.01%     -1.02%     7.89%    12.46%     2.71%
Net Assets at End of the Period (In
  millions)............................  $167.7     $172.9    $186.0    $160.9    $162.9
Ratio of Expenses to Average Net Assets
  (c)..................................   1.15%      1.08%     1.08%     1.13%     1.10%
Ratio of Net Investment Income to
  Average Net Assets (c)...............   6.80%      6.26%     6.40%     7.16%     6.90%
Portfolio Turnover.....................     94%        43%       17%       18%       34%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(c) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED AUGUST 31,
             CLASS B SHARES                ----------------------------------------------
                                           2000(A)     1999     1998      1997      1996
                                           ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................  $ 6.51     $ 7.01    $6.96    $ 6.64    $ 6.94
                                           ------     ------    -----    ------    ------
  Net Investment Income..................     .39        .38      .41       .44       .42
  Net Realized and Unrealized
    Gain/Loss............................    (.12)      (.49)     .07       .31      (.29)
                                           ------     ------    -----    ------    ------
Total from Investment Operations.........     .27       (.11)     .48       .75       .13
Less Distributions from and in Excess of
  Net Investment Income..................     .36        .39      .43       .43       .43
                                           ------     ------    -----    ------    ------
NET ASSET VALUE, END OF THE PERIOD.......  $ 6.42     $ 6.51    $7.01    $ 6.96    $ 6.64
                                           ======     ======    =====    ======    ======

Total Return (b).........................   4.34%     -1.78%    6.95%    12.19%     1.85%
Net Assets at End of the Period (In
  millions)..............................  $ 54.5     $ 54.0    $53.8    $ 34.0    $ 26.9
Ratio of Expenses to Average Net Assets
  (c)....................................   1.92%      1.86%    1.85%     1.91%     1.90%
Ratio of Net Investment Income to Average
  Net Assets (c).........................   6.03%      5.47%    5.59%     6.37%     6.12%
Portfolio Turnover.......................     94%        43%      17%       18%       34%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(c) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED AUGUST 31,
             CLASS C SHARES                ----------------------------------------------
                                           2000(A)     1999     1998      1997      1996
                                           ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.................................  $ 6.51     $ 7.01    $6.96    $ 6.64    $ 6.93
                                           ------     ------    -----    ------    ------
  Net Investment Income..................     .39        .39      .42       .43       .43
  Net Realized and Unrealized
    Gain/Loss............................    (.12)      (.50)     .06       .32      (.29)
                                           ------     ------    -----    ------    ------
Total from Investment Operations.........     .27       (.11)     .48       .75       .14
Less Distributions from and in Excess of
  Net Investment Income..................     .36        .39      .43       .43       .43
                                           ------     ------    -----    ------    ------
NET ASSET VALUE, END OF THE PERIOD.......  $ 6.42     $ 6.51    $7.01    $ 6.96    $ 6.64
                                           ======     ======    =====    ======    ======

Total Return (b).........................   4.34%     -1.78%    6.95%    11.63%     2.00%
Net Assets at End of the Period (In
  millions)..............................  $ 12.0     $ 14.3    $ 9.8    $  5.1    $  5.9
Ratio of Expenses to Average Net Assets
  (c)....................................   1.92%      1.86%    1.85%     1.92%     1.90%
Ratio of Net Investment Income to Average
  Net Assets (c).........................   6.03%      5.47%    5.55%     6.38%     6.14%
Portfolio Turnover.......................     94%        43%      17%       18%       34%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(c) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Corporate Bond Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income with preservation of capital through investing primarily in a diversified portfolio of corporate debt securities. The Fund commenced investment operations on September 23, 1971. The distribution of the Fund's Class B and Class C shares commenced on September 28, 1992 and August 30, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At August 31, 2000, there were no when-issued or delayed delivery purchase commitments.

    The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discount is accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At August 31, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $1,242,978 which will expire between August 31, 2005 and August 31, 2008. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not realized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sales transactions.

    At August 31, 2000, for federal income tax purposes the cost of long- and short-term investments is $234,112,034; the aggregate gross unrealized appreciation is $2,844,289 and the aggregate gross unrealized depreciation is $6,527,072, resulting in net unrealized depreciation on long- and short-term investments of $3,682,783.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

    Due to the inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2000 fiscal year have been identified and appropriately reclassified. Permanent differences totaling $1,821,919 related to the expiration of a portion of the capital loss carryforward was reclassified from accumulated net realized gain/loss to capital.

F. EXPENSE REDUCTIONS During the year ended August 31, 2000, the Fund's custody fee was reduced by $2,928 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $150 million..........................................   .50 of 1%
Next $100 million...........................................   .45 of 1%
Next $100 million...........................................   .40 of 1%
Over $350 million...........................................   .35 of 1%

    For the year ended August 31, 2000, the Fund recognized expenses of approximately $12,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended August 31, 2000, the Fund recognized expenses of approximately $31,200 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2000, the Fund recognized expenses of approximately $419,300. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At August 31, 2000, capital aggregated $177,394,126, $54,843,532 and $12,289,404 for Classes A, B and C, respectively. For the year ended August 31, 2000, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................    8,448,583    $ 54,386,861
  Class B................................................    3,809,888      24,453,486
  Class C................................................      760,252       4,905,718
                                                           -----------    ------------
Total Sales..............................................   13,018,723    $ 83,746,065
                                                           ===========    ============
Dividend Reinvestment:
  Class A................................................    1,243,796    $  7,985,395
  Class B................................................      350,931       2,247,285
  Class C................................................       83,463         534,849
                                                           -----------    ------------
Total Dividend Reinvestment..............................    1,678,190    $ 10,767,529
                                                           ===========    ============
Repurchases:
  Class A................................................  (10,108,865)   $(64,924,135)
  Class B................................................   (3,958,909)    (25,445,931)
  Class C................................................   (1,166,411)     (7,492,444)
                                                           -----------    ------------
Total Repurchases........................................  (15,234,185)   $(97,862,510)
                                                           ===========    ============

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

    At August 31, 1999, capital aggregated $181,252,139, $53,996,437 and
$14,449,321 for Classes A, B and C, respectively. For the year ended August 31, 1999, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................    7,268,437    $ 50,418,909
  Class B................................................    4,481,690      31,108,300
  Class C................................................    1,466,291      10,178,721
                                                           -----------    ------------
Total Sales..............................................   13,216,418    $ 91,705,930
                                                           ===========    ============
Dividend Reinvestment:
  Class A................................................    1,243,608    $  8,574,540
  Class B................................................      337,181       2,317,850
  Class C................................................       77,099         528,290
                                                           -----------    ------------
Total Dividend Reinvestment..............................    1,657,888    $ 11,420,680
                                                           ===========    ============
Repurchases:
  Class A................................................   (8,495,350)   $(58,320,540)
  Class B................................................   (4,206,917)    (28,714,694)
  Class C................................................     (746,885)     (5,083,633)
                                                           -----------    ------------
Total Repurchases........................................  (13,449,152)   $(92,118,867)
                                                           ===========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares are purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares are purchased. For the years ended August 31, 2000 and 1999, 664,650 and 814,389 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended August 31, 2000 and 1999, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                 AS A PERCENTAGE OF
                                                                   DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended August 31, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $49,300 and CDSC on redeemed shares of approximately $197,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $213,275,396 and $216,166,297, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the year ended August 31, 2000 are payments retained by Van Kampen of approximately $436,400.

6. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of

NOTES TO
FINANCIAL STATEMENTS

August 31, 2000

Van Kampen, entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Corporate Bond Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Van Kampen Corporate Bond Fund (the "Fund"), as of August 31, 2000, and the related statement of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended August 31, 1999, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated October 6, 1999, expressed on unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

[SIG ERNST & YOUNG LLP]

Chicago, Illinois
October 5, 2000

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income*
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN CORPORATE BOND FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors. PricewaterhouseCoopers LLP ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's investment Adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After January 31, 2001, the report, if used with prospective investors, must be accompanied by a quarterly performance update.